RULE-30a-2(b) CERTIFICATIONS

Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of EACM Select Managers Equity Fund (the Registrant), do hereby certify, to such officer's knowledge, that:

        (1) The Semi-Annual Report on Form N-CSR of the Registrant for the six months ended June 30, 2004 (the "Form N-CSR") fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

        (2) the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.
                                            /s/ Phillip N. Maisano
Dated:  August 25, 2004                   ________________________________
                                            Phillip N. Maisano
                                            Chief Executive Officer
                                            EACM Select Managers Equity Fund






                                            /s/ Peter P. Gwiazdowski
Dated: August 25, 2004                    ________________________________
                                            Peter P. Gwiazdowski
                                            Chief Financial Officer
                                            EACM Select Managers Equity Fund


A signed original of this written statement required by Section 906, or other document authentication, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to EACM Select Managers Equity Fund and will be retained by EACM Select Managers Equity Fund and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filled as part of the Report or as a separate disclosure document.